UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2009

HUNTSMAN CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-32427	42-1648585
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

HUNTSMAN INTERNATIONAL LLC

(Exact name of registrant as specified in its charter)

Delaware	333-85141	87-0630358
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

500 Huntsman Way
Salt Lake City, Utah	84108
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (801) 584-5700

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On April 16, 2009, Huntsman International LLC (the “Borrower”), a Delaware limited liability company and wholly-owned subsidiary of Huntsman Corporation (the “Company”), entered into a Waiver (the “Waiver”) to the Credit Agreement, dated as of August 16, 2005 among the Borrower, Deutsche Bank AG New York Branch, as administrative agent, and the financial institutions party thereto as lenders (as the same has been heretofore amended, restated, supplemented or otherwise modified to date, the “Credit Agreement”).

Under the Waiver, a majority of the Borrower’s revolving lenders under the Credit Agreement have agreed to waive the Borrower’s compliance with the financial covenant in the Credit Agreement from the effective date through June 30, 2010.  The Waiver requires that the maximum Senior Secured Leverage Ratio (as defined in the Credit Agreement) does not exceed 5.00 to 1.00.  In addition, the Waiver modifies the calculation used to determine compliance with the Senior Secured Leverage Ratio financial covenant by (i) permitting the Company to add back to “Consolidated EBITDA” any lost profits that are attributable to Hurricanes Gustav and Ike that occurred in 2008 and (ii) modifying the definition of “Permitted Non-Cash Impairment and Restructuring Charges” by replacing the reference to $100,000,000 in clause (ii) thereof with $200,000,000.

As consideration for the Waiver, the Borrower agreed to pay a waiver fee and an increase in facility and undrawn commitment fees. The Borrower has further agreed to (a) not request a borrowing for a revolving loan and/or swing line loan during the next succeeding fiscal quarter under the Revolving Facility if compliance with the Senior Secured Leverage Ratio, as agreed to in the Waiver, is not met in any fiscal quarter, (b) not repay or make any payment of principal or interest under the Borrower’s intercompany promissory note in favor of the Company if there are outstanding revolving loans and swing line loans or to reduce the principal amount outstanding under the promissory note to less than $525,000,000, and (c) not make any restricted payments under Section 8.4 (b) of the Credit Agreement after the Waiver Effective Date in an aggregate amount greater than the sum of $100,000,000 plus Available Equity Proceeds (as defined in the Credit Agreement).

The foregoing summary of the terms of the Waiver is qualified in its entirety by reference to the complete document, a copy of which is attached hereto as Exhibit 10.1.

Item 8.01. Other Events.

On April 16, 2009, the Company issued a press release announcing the execution of the Waiver. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description

10.1	Waiver to Credit Agreement dated April 16, 2009 among Huntsman International LLC and the Revolving Lenders party thereto.

99.1	Press Release dated April 16, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 16, 2009	HUNTSMAN CORPORATION
HUNTSMAN INTERNATIONAL LLC

	By:	/s/ SEAN DOUGLAS
	Name:	Sean Douglas
	Title:	Vice President and Treasurer

INDEX TO EXHIBITS

Exhibit Number	Description

10.1	Waiver to Credit Agreement dated April 16, 2009 among Huntsman International LLC and the Revolving Lenders party thereto.

99.1	Press Release dated April 16, 2009.